Related Party Transactions	9 Months Ended
Sep. 30, 2020
Related Party Transactions [Abstract]
Related Party Transactions
16.	Related Party Transactions

The Company has a month-to-month service agreement with a shareholder of the Company, including access to aircrafts and a property. Total expense for this service, which is included in “General and administrative expenses” in the unaudited Condensed Consolidated Statements of Operations, was $0.1 million and $0.3 million for the three and nine months ended September 30, 2019, respectively and $0.2 million for the nine months ended September 30, 2020. There were no amounts outstanding at December 31, 2019 and September 30, 2020. On May 31, 2020, the Company amended the monthly fee and added services in this month-to-month service agreement with a shareholder of the Company.

Shift4 Payments, LLC incurred management fees to its respective shareholders, prior to the IPO, which is included in “Professional fees” in the unaudited Condensed Consolidated Statements of Operations, of $0.5 million and $1.5 million for the three and nine months ended September 30, 2019, respectively and $0.8 million for the nine months ended September 30, 2020. The Company had $0.5 million in management fees outstanding as of December 31, 2019, included within “Accounts payable” in the unaudited Condensed Consolidated Balance Sheets. Management fees due to the Company’s respective shareholders were fully paid as of June 30, 2020 and are not required to be paid subsequent to the IPO.

Rook entered into a margin loan agreement pursuant to which it pledged LLC Interests and shares of the Company’s Class A and Class B common stock (collectively, Rook Units) to secure a margin loan. If Rook were to default on its obligations under the margin loan and fail to cure such default, the lender would have the right to exchange and sell up to 7,035,422 Rook units to satisfy Rook’s obligation.